DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R,
and Institutional Class
Summary Prospectus dated February 28, 2013

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled “About your account,” and in the Fund's statement of additional information under the section entitled “Purchasing shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R	Inst.
Maximum sales charge
(load) imposed on
purchases as a
percentage of offering
price	4.50%	none	none	none	none
Maximum contingent
deferred sales charge
(load) as a percentage
of original purchase
price or redemption
price, whichever is
lower	none	4.00%[1]	1.00%[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R	Inst.
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and
service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	none
Other expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Total annual fund
operating expenses	0.90%	1.65%	1.65%	1.15%	0.65%

1	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects any applicable Delaware Distributors, L.P. (Distributor) expense waivers for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$538	$168	$568	$168	$268	$117	$66
3 years	$724	$520	$745	$520	$520	$365	$208
5 years	$926	$897	$1,047	$897	$897	$633	$362
10 years	$1,508	$1,754	$1,754	$1,955	$1,955	$1,398	$810

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated October 11, 2013.